UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2006

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-32837	75-2749762
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

15305 Dallas Parkway
Suite 1600
Addison, Texas		75001
(Address of principal		(Zip code)
executive offices)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     United Surgical Partners International, Inc. (the “Company”), in conjunction with adopting Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006 (“SFAS 123R”), is modifying its expectations with respect to equity-based compensation expense in 2006. The Company is electing to use the modified prospective method of accounting for equity compensation expense, and accordingly will not restate prior period financial statements. As a result of the adoption of SFAS 123R and related changes in the Company’s restricted stock compensation strategy, the Company currently expects that for each quarter in 2006 its incremental equity compensation expense, net of income tax benefits, will approximate the following amounts per diluted share of common stock (rounded to the nearest penny):

1st Quarter	$0.04

2nd Quarter	$0.03

3rd Quarter	$0.03

4th Quarter	$0.03

     The full-year 2006 impact is expected to be approximately $0.12 per diluted share. These figures are current estimates and will change throughout 2006 for employee departures and forfeitures, amounts and timing of employee stock option exercises and sales, new employee grants during the year, including those in connection with the Company’s anticipated acquisition of Surgis, Inc., and fluctuations in the Company’s stock price.
     This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.
     The above includes forward-looking statements based on current management expectations. Numerous factors exist that may cause results to differ from these expectations. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties relating to the Company, including without limitation those risks and uncertainties described from time to time in the Company’s filings with the Securities and Exchange Commission. Therefore, the Company’s actual results may differ materially. The Company undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: April 13, 2006